UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 15, 2008

                Accelerated Building Concepts Corporation

(Exact name of registrant as specified in its charter)

        Delaware

(State or Other Jurisdiction of Incorporation)

1-11873	02-0545879
(Commission File Number)	(IRS Employer Identification No.)

8427 South Park Circle. Suite 150, Melbourne, Florida	32819
(Address of Principal Executive Offices)	Zip Code)

        (407) 947-1240

Registrant’s telephone number, including area code

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 17, 2008, Francis “Terry” Johnson, P.E. was appointed to the Company’s Board of Directors.

Mr. Johnson joined Accelerated Building Concepts Corporation (“ABCC”) to provide engineering expertise for the Company’s projects. He has more than three decades of experience as a Professional Engineer and is registered in Florida, South Carolina, New York, Virginia, Louisiana, Indiana, North Carolina, Alabama, and Georgia. He is also a licensed Threshold Inspector. Mr. Johnson is President of International Engineering Services Design Group, Inc., and has worked for Sverdrup Corporation, Reynolds, Smith and Hills, Inc., Florida Department of Transportation, and other engineering firms. He holds a B.S.C.E. degree in Structures from the University of Florida. Mr. Johnson has professional memberships in the American Society of Civil Engineers, Structural Engineering Institute, American Concrete Institute, American Welding Society, and the International Code Council.

On October 13, 2008, Brian Gromlich resigned from the Company’s Board of Directors to pursue other career interests.

ITEM 8.01.	OTHER EVENTS

Effective September 17, 2008, the Company suspended its relationship with Avante Holding Group, Inc. (“Avante”), which had acted as the Company’s administrative consultant. The Company is in the process of auditing its historic accounts with Avante and certain of its affiliated persons.

On October 13, 2008, the Company wholly-owned subsidiary, New Century Structures, Inc.’s (“NCSI”), registered agent was served with a summons and complaint by Regions Bank seeking payment of its Promissory Note (the “Note”) in the principal sum of $427,844.03 together with interest and late charges. The bank also seeks foreclosure of its security interest in all property of the Company which secures the Note.

The action also names Joseph Sorci, the Company’s CEO, and Michael W. Hawkins (former director and officer of NCSI, significant shareholder of ABCC, and owner / CEO of Avante), guarantors of the Note. The Company is reviewing the lawsuit, which was filed with the Circuit Court in Brevard County, with its counsel and will respond accordingly.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATED BUILDING CONCEPTS CORPORATION

/s/ Joseph Sorci

Joseph Sorci
Chief Executive Officer

Date: October 15, 2008

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